Exhibit 10.35

SECOND AMENDMENT TO REVOLVING CREDIT
AND SECURITY AGREEMENT

This Second Amendment to Revolving Credit and Security Agreement (the “Amendment”) is made this 28th day of September, 2012 by and among Johnson Outdoors Inc., a Wisconsin corporation, Johnson Outdoors Watercraft Inc., a Delaware corporation, Johnson Outdoors Gear LLC, a Delaware limited liability company, Johnson Outdoors Diving LLC, a Delaware limited liability company, Under Sea Industries, Inc., a Delaware corporation, and Johnson Outdoors Marine Electronics, Inc., an Alabama corporation (f/k/a Techsonic Industries, Inc., as successor by merger to Johnson Outdoors Marine Electronics LLC) (each a “Borrower”, and collectively “Borrowers”), the financial institutions which are now or which hereafter become a party hereto (collectively, the “Lenders” and each individually a “Lender”) and PNC Bank, National Association (“PNC”), as agent for Lenders (PNC, in such capacity, the “Agent”).

BACKGROUND

A.           On September 29, 2009, Borrowers, Lenders and Agent entered into that certain Revolving Credit and Security Agreement (the “Loan Agreement”) to reflect certain financing arrangements between the parties thereto.  All capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Loan Agreement.

B.           The Borrowers have requested and the Agent has agreed, subject to the terms and conditions of this Amendment, to modify certain definitions and terms and conditions in the Loan Agreement.

NOW THEREFORE, with the foregoing background hereinafter deemed incorporated by reference herein and made part hereof, the parties hereto, intending to be legally bound, promise and agree as follows:

1.   Amendments to Loan Agreement.  Upon the Effective Date, Section 7.6 of the Loan Agreement shall be amended and restated in its entirety as follows:

7.6           Capital Expenditures.  Contract for, purchase or make any expenditure or commitments for Capital Expenditures in an aggregate amount for all Borrowers in excess of $16,000,000 in any fiscal year.

2.   Representations and Warranties of Borrowers.  Each Borrower hereby:

(a)           reaffirms all representations and warranties made to Agent and Lenders under the Loan Agreement and all of the Other Documents and confirms that all are true and correct in all material respects as of the date hereof (except to the extent any such representations and warranties specifically relate to a specific date, in which case such representations and warranties were true and correct in all material respects on and as of such other specific date);

(b)           reaffirms all of the covenants contained in the Loan Agreement (as amended hereby) and all of the Other Documents, covenants to abide thereby until all Advances, Obligations and other liabilities of Borrowers to Agent and Lenders under the Loan Agreement and all of the Other Documents of whatever nature and whenever incurred, are satisfied and/or released by Agent and Lenders;

(c)           represents and warrants that no Default or Event of Default has occurred and is continuing under the Loan Agreement or any of the Other Documents;

(d)           represents and warrants that it has the authority and legal right to execute, deliver and carry out the terms of this Amendment, that such actions were duly authorized by all necessary limited liability company or corporate action, as applicable, and that the officers executing this Amendment on its behalf were similarly authorized and empowered, and that this Amendment does not contravene any provisions of its certificate of incorporation or formation, operating agreement, bylaws,  or other formation documents, as applicable, or of any contract or agreement to which it is a party or by which any of its properties are bound; and

(e)           represents and warrants that this Amendment is valid, binding and enforceable in accordance with their respective terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, moratorium or similar laws affecting creditors’ rights generally.

3. Conditions Precedent/Effectiveness Conditions.  This Amendment shall be effective upon the date of satisfaction of the following conditions precedent (“Effective Date”) (all documents to be in form and substance reasonably satisfactory to Agent and Agent’s counsel):

(a) Agent shall have received this Amendment fully executed by the Borrowers; and

(b) Agent shall have received such other agreements, documents or information as requested in writing by Agent in its reasonable discretion.

4. Further Assurances.  Borrowers hereby agree to take all such actions and to execute and/or deliver to Agent and Lenders all such documents, assignments, financing statements and other documents, as Agent and Lenders may reasonably require from time to time, to effectuate and implement the purposes of this Amendment.

5. Payment of Expenses.  Borrowers shall pay or reimburse Agent and Lenders for its reasonable attorneys’ fees and expenses in connection with the preparation, negotiation and execution of this Amendment and the documents provided for herein or related hereto.

6. Reaffirmation of Loan Agreement.  Except as modified by the terms hereof, all of the terms and conditions of the Loan Agreement, as amended, and all of the Other Documents are hereby reaffirmed and shall continue in full force and effect as therein written.

7. Confirmation of Indebtedness.  Borrowers confirm and acknowledge, subject to Section 2.8 of the Loan Agreement, that as of the close of business on September 27, 2012, Borrowers were indebted to Agent and Lenders for the Advances under the Loan Agreement without any deduction, defense, setoff, claim or counterclaim, of any nature, in the aggregate principal amount of $3.28, due on account of Revolving Advances and $1,366,134.00 on account of undrawn Letters of Credit, plus all fees, costs and expenses incurred to date in connection with the Loan Agreement and the Other Documents.

8. Miscellaneous.

(a) Third Party Rights.  No rights are intended to be created hereunder for the benefit of any third party donee, creditor, or incidental beneficiary.

(b) Headings.  The headings of any paragraph of this Amendment are for convenience only and shall not be used to interpret any provision hereof.

(c) Modifications.  No modification hereof or any agreement referred to herein shall be binding or enforceable unless in writing and signed on behalf of the party against whom enforcement is sought.

(d) Governing Law.  The terms and conditions of this Amendment shall be governed by the laws of the State of New York.

(e) Counterparts.  This Amendment may be executed in any number of and by different parties hereto on separate counterparts, all of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement.  Any signature delivered by a party by facsimile or pdf transmission shall be deemed to be an original signature hereto.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

JOHNSON OUTDOORS INC.

By:   /s/ Donald P. Sesterhenn
         Donald P. Sesterhenn, Assistant Treasurer

JOHNSON OUTDOORS WATERCRAFT
INC.

By:   /s/ Donald P. Sesterhenn
         Donald P. Sesterhenn, Treasurer

JOHNSON OUTDOORS GEAR LLC

By:  /s/ Donald P. Sesterhenn
         Donald P. Sesterhenn, Secretary and
         Treasurer

JOHNSON OUTDOORS DIVING LLC

By:  /s/ Donald P. Sesterhenn
         Donald P. Sesterhenn, Secretary

UNDER SEA INDUSTRIES, INC.

By: /s/ Donald P. Sesterhenn
         Donald P. Sesterhenn, President

JOHNSON OUTDOORS MARINE ELECTRONICS, INC.

By:  /s/ Donald P. Sesterhenn
         Donald P. Sesterhenn, Secretary

PNC BANK, NATIONAL ASSOCIATION, As Collateral Agent and Administrative Agent
By: /s/ Lee LaBine Name: Lee LaBine Title: Senior Vice President 200 South Wacker Drive, Suite 600 Chicago, Illinois 60606 Attention: Portfolio Manager
PNC BANK, NATIONAL ASSOCIATION, As a Lender
By: /s/ Lee LaBine Name: Lee LaBine Title: Senior Vice President 200 South Wacker Drive, Suite 600 Chicago, Illinois 60606 Attention: Portfolio Manager Commitment Percentage: 40.000000000%

TD BANK, N.A.

By: /s/ Jeffrey Saperstein
Name: Jeffrey Saperstein
Title: Vice President

Address for Notices:
2005 Market St., 2nd Floor
Philadelphia, PA 19103
c/o Jeffrey Saperstein
phone:  215-282-4492
fax:  215-282-4033
jeffrey.saperstein@tdbanknorth.com
Commitment Percentage: 21.333333333%

ASSOCIATED COMMERCIAL FINANCE, INC.

By: /s/ Peter O. Strobel
Name: Peter O. Strobel
Title: Senior Vice President

Address for Notices:
19601 West Bluemound Road
Suite 100
Brookfield, WI 53045
c/o Peter O. Strobel
phone:  262-797-7344
fax:  262-797-7177
peter.strobel@associatedbank.com
Commitment Percentage: 13.333333333%

THE PRIVATEBANK AND TRUST COMPANY

By: /s/ Mitchell B. Rasky
Name: Mitchell B. Rasky
Title: Managing Director

Address for Notices:
The PrivateBank and Trust Company
120 South LaSalle Street
Chicago, IL 60603
c/o Mitchell B. Rasky
phone:  312-564-6954
fax:  312-564-6888
mrasky@theprivatebank.com

Commitment Percentage: 25.333333333%